LETTER TO THE SHAREHOLDERS OF TAX AWARE U.S. EQUITY FUND

December 5, 1997

Dear Shareholder:

We are pleased to report that Tax Aware U.S. Equity Fund, which uses a proprietary tax aware model that seeks to minimize capital gains distributions, provided a solid absolute return of 24.46% from inception (as calculated from December 31, 1996) through October 31, 1997. This performance was ahead of the 21.38% return posted over the same period by Fund competitors included in the Lipper Growth and Income Average and slightly behind the 25.31% return for the S&P 500.

The Fund's net asset value increased from $10.00 per share at inception (December 18, 1996) to $12.57 at October 31, 1997 after making distributions during the reporting period of $0.01 from ordinary income. The Fund's net assets stood at approximately $25.6 million at the end of the period under review.

The report that follows includes a portfolio manager Q&A with Terry E. Banet, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1    FUND FACTS AND HIGHLIGHTS. . . . . . 6

FUND PERFORMANCE . . . . . . . . . . 2    SPECIAL FUND-BASED SERVICES. . . . . 7

PORTFOLIO MANAGER Q&A  . . . . . . . 3    FINANCIAL STATEMENTS . . . . . . . . 9
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Fund since inception* would have grown to $12,446 at October 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE INCEPTION*
DECEMBER 31, 1996 -- OCTOBER 31, 1997

[GRAPH]

Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.


PERFORMANCE

                                                     TOTAL RETURNS
                                                     ------------------------------------
                                                     THREE         SIX         SINCE
AS OF OCTOBER 31, 1997                               MONTHS        MONTHS      INCEPTION*
-----------------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware U.S. Equity Fund      -4.77%        15.43%      24.46%
S&P 500                                              -3.76%        15.16%      25.31%
Lipper Growth and Income Average                     -1.99%        16.01%      21.38%

AS OF SEPTEMBER 30, 1997
-----------------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware U.S. Equity Fund       9.08%        25.84%      29.70%
S&P 500                                               7.49%        26.26%      29.64%
Lipper Growth and Income Average                      9.04%        24.59%      25.95%


*THE FUND COMMENCED OPERATIONS ON DECEMBER 18, 1996 AND HAS PROVIDED A TOTAL RETURN OF 25.83% FROM THAT DATE THROUGH OCTOBER 31, 1997. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1996, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with TERRY E. BANET, who is a member of the portfolio management team for Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients and was key in helping to develop Morgan's tax aware equity process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an MBA from Wharton. This interview was conducted on December 4, 1997 and reflects Terry's views on that date.

HOW WOULD YOU DESCRIBE THE U.S. EQUITY MARKET OVER THE LAST YEAR?

TEB: In the first half of the year, the U.S. stock market was driven by the performance of the largest capitalized companies, the so-called "Nifty Fifty" and more specifically the five largest stocks. In the third quarter, however, the market broadened and we saw good performance in both the larger and smaller companies that are included in the S&P 500. In October, the last month of the Fund's reporting period, a financial crisis in Southeast Asia had a ripple effect around the world, and as a result, we saw a lot more volatility in the U.S. market.

HOW HAS THIS RECENT VOLATILITY AFFECTED THE FUND?

TEB: Similar to our actions in April, when the market fell in October, we let things settle, then carefully examined the entire portfolio. In particular, we looked for loss positions. When we have positions at a loss, we ask ourselves if the fundamentals have changed. We also look for a catalyst that might propel this stock forward, and assess the risk of being out of the stock for the next 31 days.

After evaluating our position in ORACLE CORP., we asked ourselves several questions. Is it affected by events in Asia? What are we hearing in terms of earnings for the fourth quarter? Based on the answers to these questions, we sold the stock, recognized the loss, and decided we could wait through the wash sale period. After that period, we would re-evaluate.

COULD YOU EXPLAIN THE WASH SALE RULE AND HOW THAT WORKS?

TEB: In simple terms, if the Fund sells a stock for a loss, it can't buy it back within 31 days and still deduct the loss for tax purposes. There are two choices a portfolio manager needs to weigh when considering whether or not to continue to own a security in a loss position. The first option is to "double up," that is, buy a position of the same size, then 31 days later sell the higher cost shares if they are still at a loss. This way, the Fund maintains its exposure in the stock over the full 31 days, which is important if you believe the stock could appreciate significantly over that time period. The second choice is to sell the entire position or the portion of the position that is at a loss and after 31 days buy it back again.

In our case, we didn't feel that doubling up was warranted, therefore we sold several loss positions. For example, we sold FIRST DATA CORP, R.R. DONNELLEY & SONS CO. and a portion of APPLIED MATERIALS INC. We replaced these stocks with more attractive positions in MOTOROLA INC., EMERSON ELECTRIC CO. and STARWOOD LODGING TRUST. In other words, we used the volatility in October to our advantage.

We pay a great deal of attention to realizing losses and offsetting them with gains because of the Fund's sensitivity to the impact of capital gains on shareholders. By not having a large capital gain distribution at the end of the year, we should accomplish that objective. When the Fund recognized losses in October, it did not immediately offset them with gains. Instead we "banked" the losses to be used in the future, giving the fund trading flexibility.

TELL US ABOUT THE FUND'S SECTOR AND STOCK SELECTION STRATEGIES DURING THE
PERIOD?

TEB: We do not to take large sector bets. The fund is fairly sector neutral compared to the market index. Within sectors, the biggest over and underweightings were only about a half of a percent to a percent from the Index weighting.

The more important aspect of our portfolio management approach is stock selection. For example, in the basic industry sector, the stocks that we selected outperformed the S&P. The fund was modestly overweighted in this sector, which didn't perform particularly well this year. However, our stock selection was good enough to more than overcome the sector overweighting.

WHAT WERE SOME OF THE MORE IMPORTANT STOCK POSITIONS?

TEB: A good stock story would be TELECOMMUNICATIONS, INC., one of the country's largest cable operators. We overweighted the stock in the portfolio versus the S&P 500 and it rose 75% for the year. EMC CORP. is another interesting story. The company is in the technology sector but not widely covered by research analysts on the street. EMC develops solutions to information storage problems. With all the applications going through the Internet and the push to fix "Year 2000" systems problems, there is a big need for storage, particularly for duplicate backup systems. Here too, we overweighted the position versus the S&P and it has risen 70% since we first purchased the stock in March.

Our largest position in the Portfolio is WARNER-LAMBERT CO. The company had two new drugs enter the market, Lipitor and Resulin. Lipitor is a cholesterol-reducing drug and it could be the most effective drug of its kind. It started to gain market share right away. The second drug was Resulin, a drug for diabetics. Again, Resulin became a major drug on the market very quickly.

The Fund carried approximately a 3% position in WARNER-LAMBERT CO. for most of the year, and it was up 93% for the ten months ending October. It outperformed the S&P by 51%. While Resulin has recently seen some bad press (in December 97, after the Fund's reporting period) and WARNER-LAMBERT'S stock has slipped, we believe Resulin is still a beneficial and important drug, and we continue to view Warner-Lambert as a company the Fund should continue to own.

WHAT ABOUT YOUR OUTLOOK FOR THE COMING MONTHS?

TEB: We don't think we're going to see big gains in corporate profits. Also, the market has severely penalized companies that don't meet analysts' earnings expectations. Therefore, more than ever, stock selection will be critical to success. Going into 1998, our plan is to stick to our fundamental discipline, which is selecting what we think are the most attractively valued stocks, and we definitely see some opportunities out there.

FUND FACTS


INVESTMENT OBJECTIVE

Tax Aware U.S. Equity Fund seeks to provide high total return, while being sensitive to the impact of capital gains taxes on investors' returns. The Fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The Fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/18/96

--------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$25,648,760

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/24/97

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97

EXPENSE RATIO

The Fund's current annualized expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales or exchange fees; however, shares held for less than five years are subject to redemption fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Prospectus.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1997


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

    CONSUMER GOODS & SERVICES         20.4%
    TECHNOLOGY                        14.1%
    FINANCE                           13.8%
    HEALTH CARE                       11.5%
    INDUSTRIAL PRODUCTS & SERVICES     9.3%
    ENERGY                             8.6%
    UTILITIES                          8.0%
    BASIC INDUSTRIES                   6.5%
    SHORT-TERM HOLDINGS                6.0%
    TRANSPORTATION                     1.8%


                                                                      % OF TOTAL
LARGEST EQUITY HOLDINGS                                              INVESTMENTS
--------------------------------------------------------------------------------
WARNER-LAMBERT CO. (HEALTH CARE)                                        3.0%
PROCTER & GAMBLE CO. (CONSUMER GOODS & SERVICES)                        2.3%
EMC CORP. (TECHNOLOGY)                                                  2.3%
EXXON CORP. (ENERGY)                                                    2.2%
ALLIEDSIGNAL, INC. (INDUSTRIAL PRODUCTS & SERVICES)                     1.9%
WAL-MART STORES, INC. (CONSUMER GOODS & SERVICES)                       1.6%
FIRST CHICAGO NBD CORP. (FINANCE)                                       1.6%
TOSCO CORP. (ENERGY)                                                    1.5%
XEROX CORP. (INDUSTRIAL PRODUCTS & SERVICES)                            1.5%
MARSH & MCLENNAN COMPANIES, INC. (FINANCE)                              1.5%

SPECIAL FUND-BASED SERVICES


PIERPONT ASSET ALLOCATION SERVICE (PAAS)

For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

- make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.


IRA MANAGEMENT SERVICE

As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.


KEOGH

Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUNDS AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. References to specific securities and their issuers are for illustrative purposes and only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCKS (99.8%)
BASIC INDUSTRIES (6.9%)
CHEMICALS (2.9%)
Albemarle Corp...................................        5,500   $    133,375
E.I. du Pont de Nemours & Co.....................        7,200        409,500
Union Carbide Corp...............................        4,500        205,594
                                                                 ------------
                                                                      748,469
                                                                 ------------
FOREST PRODUCTS & PAPER (1.2%)
Temple-Inland, Inc...............................        5,200        298,651
                                                                 ------------
METALS & MINING (2.8%)
Allegheny Teledyne, Inc..........................       15,100        397,520
Aluminum Company of America......................        4,300        313,881
                                                                 ------------
                                                                      711,401
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                   1,758,521
                                                                 ------------

CONSUMER GOODS & SERVICES (21.6%)
BROADCASTING & PUBLISHING (3.0%)
Tele-Communications Inc., Series A+..............       16,732        383,267
Tele-Communications TCI Ventures Group+..........        9,568        220,961
U.S. West Media Group............................        6,700        170,187
                                                                 ------------
                                                                      774,415
                                                                 ------------
ENTERTAINMENT, LEISURE & MEDIA (1.5%)
Time Warner, Inc.................................        6,700        386,506
                                                                 ------------
FOOD, BEVERAGES & TOBACCO (7.4%)
Anheuser Busch Companies, Inc....................        4,600        183,712
General Mills, Inc...............................        3,400        224,400
Kellogg Co.......................................        4,200        180,862
PepsiCo, Inc.....................................        7,400        272,412
Philip Morris Companies, Inc.....................        7,700        304,978
Ralston-Ralston Purina Group.....................        4,500        403,875
Unilever NV (ADR)................................        6,400        341,600
                                                                 ------------
                                                                    1,911,839
                                                                 ------------
HOUSEHOLD PRODUCTS (2.4%)
Procter & Gamble Co..............................        9,200        625,600
                                                                 ------------
PERSONAL CARE (0.9%)
Gillette Co......................................        2,500        222,740
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

RETAIL (6.4%)
Circuit City Stores, Inc.........................        6,900   $    275,137
Federated Department Stores, Inc.+...............        7,500        329,959
Mattel, Inc......................................        5,100        198,262
Toys 'R' Us, Inc.+...............................       11,800        401,827
Wal-Mart Stores, Inc.............................       12,300        432,442
                                                                 ------------
                                                                    1,637,627
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                   5,558,727
                                                                 ------------

ENERGY (9.1%)
OIL-PRODUCTION (9.1%)
Anadarko Petroleum Corp..........................        3,000        219,750
British Petroleum Co. (ADR)......................        4,332        380,133
Exxon Corp.......................................        9,600        589,800
Mobil Corp.......................................        4,300        313,040
Royal Dutch Petroleum Co. (ADR)..................        5,800        305,460
Tosco Corp.......................................       12,700        418,458
Valero Energy Corp...............................        3,600        108,450
                                                                 ------------
  TOTAL ENERGY...................................                   2,335,091
                                                                 ------------

FINANCE (14.7%)
BANKING (8.1%)
Banc One Corp....................................        5,464        284,811
Chase Manhattan Corp.............................        2,400        276,900
First Chicago NBD Corp...........................        5,900        429,225
First Union Corp.................................        8,000        392,732
Firstar Corp.....................................        4,800        173,400
Fleet Financial Group, Inc.......................        2,800        180,271
NationsBank Corp.................................        5,500        329,312
                                                                 ------------
                                                                    2,066,651
                                                                 ------------
FINANCIAL SERVICES (2.8%)
Federal National Mortgage Association............        6,300        305,221
Morgan Stanley, Dean Witter, Discover & Co.......        5,300        259,434
Salomon, Inc.....................................        2,000        155,375
                                                                 ------------
                                                                      720,030
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
INSURANCE (3.1%)
Financial Security Assurance Holdings Ltd.*......        9,000   $    391,609
Marsh & McLennan Companies, Inc..................        5,800        411,800
                                                                 ------------
                                                                      803,409
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Starwood Lodging Trust...........................        3,000        179,438
                                                                 ------------
  TOTAL FINANCE..................................                   3,769,528
                                                                 ------------
HEALTH CARE (12.2%)
HEALTH SERVICES (3.8%)
Boston Scientific Corp.+.........................        2,000         91,000
Humana, Inc.+....................................       17,100        359,127
Perkin-Elmer Corp................................        4,200        262,500
United Healthcare Corp...........................        5,800        268,938
                                                                 ------------
                                                                      981,565
                                                                 ------------
PHARMACEUTICALS (8.4%)
Alza Corp.+......................................        5,300        138,131
Bristol-Myers Squibb Co..........................        3,500        307,125
Forest Laboratories, Inc.+.......................        3,700        171,125
Pfizer, Inc......................................        5,100        361,778
Schering-Plough Corp.............................        6,000        336,928
Warner-Lambert Co................................        5,800        830,328
                                                                 ------------
                                                                    2,145,415
                                                                 ------------
  TOTAL HEALTH CARE..............................                   3,126,980
                                                                 ------------
INDUSTRIAL PRODUCTS & SERVICES (9.9%)
DIVERSIFIED MANUFACTURING (7.4%)
AlliedSignal, Inc................................       14,600        526,030
Cooper Industries, Inc...........................        4,100        213,713
General Electric Co..............................        3,200        206,600
Johnson Controls, Inc............................        4,000        179,500
Tyco International Ltd...........................        9,700        366,823
Xerox Corp.......................................        5,200        412,715
                                                                 ------------
                                                                    1,905,381
                                                                 ------------
ELECTRICAL EQUIPMENT (2.0%)
Emerson Electric Co..............................        4,500        235,969
Grainger (W.W.), Inc.............................        3,200        279,916
                                                                 ------------
                                                                      515,885
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

POLLUTION CONTROL (0.5%)
Waste Management, Inc............................        5,000   $    116,875
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   2,538,141
                                                                 ------------

TECHNOLOGY (15.1%)
AEROSPACE (1.7%)
Boeing Co........................................        6,400        306,400
Coltec Industries, Inc.+.........................        6,800        136,000
                                                                 ------------
                                                                      442,400
                                                                 ------------
COMPUTER PERIPHERALS (0.7%)
Quantum Corp.+...................................        5,700        180,084
                                                                 ------------
COMPUTER SOFTWARE (0.5%)
Autodesk, Inc....................................        3,400        125,588
                                                                 ------------
COMPUTER SYSTEMS (5.3%)
EMC Corp.+.......................................       11,100        621,989
International Business Machines Corp.............        4,100        402,114
Sun Microsystems, Inc.+..........................        9,500        325,125
                                                                 ------------
                                                                    1,349,228
                                                                 ------------
ELECTRONICS (4.4%)
Cabletron Systems, Inc.+.........................        9,300        269,700
Cisco Systems, Inc.+.............................        4,000        327,919
Harris Corp......................................        6,000        261,750
Motorola, Inc....................................        4,300        265,212
                                                                 ------------
                                                                    1,124,581
                                                                 ------------
SEMICONDUCTORS (2.3%)
Applied Materials, Inc.+.........................        1,600         53,350
Intel Corp.......................................        4,100        315,828
National Semiconductor Corp.+....................        6,100        219,600
                                                                 ------------
                                                                      588,778
                                                                 ------------
TELECOMMUNICATIONS-EQUIPMENT (0.2%)
Lucent Technologies, Inc.........................          600         49,463
                                                                 ------------
  TOTAL TECHNOLOGY...............................                   3,860,122
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
TRANSPORTATION (1.8%)
RAILROADS (1.1%)
CSX Corp.........................................        5,300   $    289,844
                                                                 ------------
TRUCK & FREIGHT CARRIERS (0.7%)
CNF Transportation, Inc..........................        4,200        187,425
                                                                 ------------
  TOTAL TRANSPORTATION...........................                     477,269
                                                                 ------------
UTILITIES (8.5%)
ELECTRIC (2.7%)
Duke Power Co....................................        5,400        260,550
New England Electric System......................        4,300        168,506
Northern States Power Co.........................        5,100        256,810
                                                                 ------------
                                                                      685,866
                                                                 ------------
TELEPHONE (5.8%)
Bell Atlantic Corp...............................        2,000        159,750
GTE Corp.........................................        4,200        178,360
MCI Communications Corp..........................        6,700        237,641
SBC Communications, Inc..........................        1,900        120,888
Sprint Corp......................................        6,000        311,890
US West Communications Group.....................        3,000        119,438
WorldCom, Inc.+..................................       11,000        370,297
                                                                 ------------
                                                                    1,498,264
                                                                 ------------
  TOTAL UTILITIES................................                   2,184,130
                                                                 ------------
  TOTAL COMMON STOCKS (COST $22,770,206).........                  25,608,509
                                                                 ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
SHORT-TERM INVESTMENTS (6.4%)
OTHER INVESTMENT COMPANIES (4.0%)
Seven Seas Money Market Fund, 5.31% due
  11/01/97.......................................  $ 1,031,739   $  1,031,739

U.S. TREASURY OBLIGATIONS (2.4%)
U. S. Treasury Bill, 5.08% due 1/22/98...........      610,000        602,961
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $1,634,681)...................................                   1,634,700
                                                                 ------------
TOTAL INVESTMENTS (COST $24,404,887) (106.2%).................
                                                                   27,243,209
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.2%).................
                                                                   (1,594,449)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 25,648,760
                                                                 ------------
                                                                 ------------

------------------------------
Note: For Federal Income Tax purposes, the cost of securities at October 31, 1997, was substantially the same as the cost for financial statement purposes. The aggregate gross unrealized appreciation and depreciation was $3,113,996 and $275,674, respectively, resulting in net unrealized appreciation of $2,838,322.

* Foreign security.

+ Non-income producing security.

(ADR) Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR, after the name of a foreign holding, stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $24,404,887 )           $27,243,209
Receivable for Fund Shares Sold                         56,120
Deferred Organization Expenses                          39,335
Dividends Receivable                                    19,756
Receivable for Expense Reimbursements                   14,085
Interest Receivable                                        596
Prepaid Expenses and Other Assets                        5,475
                                                   -----------
    Total Assets                                    27,378,576
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,569,667
Organization Expenses Payable                           40,843
Custody Fee Payable                                     14,595
Advisory Fee Payable                                     9,394
Shareholder Servicing Fee Payable                        5,219
Administrative Services Fee Payable                      1,257
Administration Fee Payable                                  43
Fund Services Fee Payable                                   34
Accrued Expenses                                        88,764
                                                   -----------
    Total Liabilities                                1,729,816
                                                   -----------
NET ASSETS
Applicable to 2,041,270 shares outstanding
  (par value $0.001, unlimited shares authorized)  $$25,648,760
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $12.57
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $22,800,626
Undistributed Net Investment Income                     91,177
Accumulated Net Realized Loss on Investments           (81,365)
Net Unrealized Appreciation of Investments           2,838,322
                                                   -----------
    Net Assets                                     $25,648,760
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 18, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31,
1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,248 )                                                  $  202,524
Interest Income                                                    12,614
                                                               ----------
    Investment Income                                             215,138
EXPENSES
Advisory Fee                                       $  62,523
Registration Fees                                     46,492
Custodian Fees and Expenses                           43,926
Professional Fees and Expenses                        37,897
Shareholder Servicing Fee                             34,735
Printing Expenses                                     27,256
Transfer Agent Fee                                    27,241
Amortization of Organization Expense                   8,232
Administrative Services Fee                            7,649
Fund Services Fee                                        451
Administration Fee                                       252
Trustees' Fees and Expenses                               94
Insurance Expense                                         13
Miscellaneous                                          3,923
                                                   ---------
    Total Expenses                                   300,684
Less: Reimbursement of Expenses                     (182,588)
                                                   ---------
NET EXPENSES                                                      118,096
                                                               ----------
NET INVESTMENT INCOME                                              97,042
NET REALIZED LOSS ON INVESTMENTS                                  (81,365)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                   2,838,322
                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $2,853,999
                                                               ----------
                                                               ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     DECEMBER 18,
                                                         1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        97,042
Net Realized Loss on Investments                           (81,365)
Net Change in Unrealized Appreciation of
  Investments                                            2,838,322
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         2,853,999
                                                   ----------------
DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                       (5,865)
                                                   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        23,089,222
Reinvestment of Dividends                                    5,640
Cost of Shares of Beneficial Interest Redeemed            (319,236)
                                                   ----------------
    Net Increase from Shareholder Transactions          22,775,626
                                                   ----------------
    Total Increase in Net Assets                        25,623,760
NET ASSETS
Beginning of Period                                         25,000
                                                   ----------------
End of Period (including undistributed net
  investment income of $91,177)                    $    25,648,760
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                    FOR THE PERIOD
                                                     DECEMBER 18,
                                                         1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.06
Net Realized and Unrealized Gain on Investments               2.52
                                                   ----------------
Total from Investment Operations                              2.58
                                                   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.01)
                                                   ----------------

NET ASSET VALUE, END OF PERIOD                     $         12.57
                                                   ----------------
                                                   ----------------
Total Return                                                 25.83%(a)
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $        25,649
Ratios to Average Net Assets
  Expenses                                                    0.85%(b)
  Net Investment Income                                       0.70%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     1.31%(b)
Portfolio Turnover Rate                                         23%
Average Broker Commissions                         $        0.0321

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Tax Aware U.S. Equity Fund (the "Fund") is a series of JPM Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The Fund's investment objective is to provide a high total return, while being sensitive to the impact of capital gains taxes on investors' returns. Prior to May 12, 1997, the Fund's name was Tax Aware Equity Fund. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, JPM Institutional Shares and JPM Pierpont Shares. The Fund commenced operations on December 18, 1996, when the first public shareholder purchased JPM Pierpont Shares. As of October 31, 1997, no sales of JPM Institutional Shares have occurred. Prior to commencing its operations on December 18, 1996, the Fund had no activities other than the sale of 2,500 JPM Pierpont Shares to FDI Distribution Services, Inc. ("FDSI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Distributions to shareholders of net investment income and realized net capital gains, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Fund. The Fund has

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For United States federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $81,365 which will expire in the year 2005. No capital gains distribution is expected to be paid to shareholders until further net gains have been realized in excess of such carryforward.

2. TRANSACTIONS WITH AFFILIATES

   a) The Fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Fund pays Morgan at an annual rate of 0.45% of the Fund's average daily net assets. For the period December 18, 1996 (commencement of operations) to October 31, 1997, such fees amounted to $62,523.

   b) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period December 18, 1996 (commencement of operations) to October 31, 1997, the fee for these services amounted to $252.

   c) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which Morgan act as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides administrative services. For the period December 18, 1996 (commencement of operations) to October 31, 1997, the fee for these services amounted to $7,649.

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund at no more than 0.85% of the average daily net assets of the Fund through February 28, 1999. For the period December 18, 1996 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Fund $182,588 for expenses under this agreement.

   d) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the JPM Pierpont Shares. For the period December 18, 1996 (commencement of operations) to October 31, 1997, the fee for these services amounted to $34,735.

   e) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $451 for the period December 18, 1996 (commencement of operations) to October 31, 1997.

   f) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, The JPM Institutional Funds, and certain other registered investment companies. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                     DECEMBER 18,
                                                         1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
Shares of beneficial interest sold...............        2,065,835
Reinvestment of dividends........................              551
Shares of beneficial interest redeemed...........          (27,616)
                                                   ----------------
Net Increase.....................................        2,038,770
                                                   ----------------
                                                   ----------------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from December 18, 1996 (commencement of operations) to October 31, 1997 were as follows:

                                                     COST OF      PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------   ----------
                                                   $26,569,380   $3,717,464

5. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Tax Aware U.S. Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax Aware U.S. Equity Fund (one of the funds comprising JPM Series Trust, hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period December 18, 1996 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 16, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND
JPM PIERPONT PRIME MONEY MARKET FUND
JPM PIERPONT TAX EXEMPT MONEY MARKET FUND
JPM PIERPONT BOND FUND
JPM PIERPONT EMERGING MARKETS DEBT FUND
JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND
JPM PIERPONT SHORT TERM BOND FUND
JPM PIERPONT TAX EXEMPT BOND FUND
JPM PIERPONT SHARES: CALIFORNIA BOND FUND
JPM PIERPONT DIVERSIFIED FUND
JPM PIERPONT U.S. EQUITY FUND
JPM PIERPONT U.S. SMALL COMPANY FUND
JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND
JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND
JPM PIERPONT EMERGING MARKETS EQUITY FUND
JPM PIERPONT EUROPEAN EQUITY FUND
JPM PIERPONT INTERNATIONAL EQUITY FUND
JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND
JPM PIERPONT JAPAN EQUITY FUND



FOR MORE INFORMATION ON HOW THE JPM PIERPONT FUNDS CAN HELP
YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.



JPM SERIES TRUST
TAX AWARE
U.S. EQUITY FUND



ANNUAL REPORT
OCTOBER 31, 1997